Exhibit 99.1

ETF MANAGERS CAPITAL, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

ETF MANAGERS CAPITAL, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Independent Auditors’ Report

To the Management and Member of

ETF Managers Capital, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of financial condition of ETF Managers Capital, LLC (the “Company”), as of December 31, 2019 and 2018, the related statements of income and comprehensive income, changes in member’s capital and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019 and 2018, in conformity with accounting principles generally accepted in the United States of America.

Legal Matters

As described in Note 1, the Parent of the Company is a party to two legal matters, the outcomes of which may have an adverse effect on the Company’s ability to continue as a going concern. Our opinion is not modified with respect to this matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2015.

/s/ Connolly & Company, P.C.

Warren, New Jersey

May 29, 2020

ETF MANAGERS CAPITAL, LLC

STATEMENT OF FINANCIAL CONDITION

DECEMBER 31,

	2019	2018
ASSETS
Current Assets
Cash	$4,317	$38,905
Investment in Sit Rising Rate ETF	919	963
Investment in Breakwave Dry Bulk Shipping ETF	618	735
Due from Exchange Traded Managers Group LLC	696,942	555,418
Due from Breakwave Advisors LLC	18,169	—
Due from Sit Rising Rate ETF	94,204	60,524
Due from Breakwave Dry Bulk Shipping ETF	65,308	8,791
Total Current Assets	$880,477	$665,336

LIABILITIES AND MEMBER’S CAPITAL
Current Liabilities
Service Fee Payable to Exchange Traded Managers Group LLC	$430,000	$310,000
Accounts Payable on behalf of Sit Rising Rate ETF and Breakwave Dry Bulk Shipping ETF	82,767	83,691
Due to ETFMG Financial LLC	2,824	2,562
Deposit - Breakwave Advisors LLC	—	5,680
Accrued Expenses	66,603	47,778

Total Current Liabilities	582,194	449,711

Member’s Capital	298,283	215,625

Total Liabilities and Member’s Capital	$880,477	$665,336

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31,

	2019	2018
REVENUES
Management Fees	$576,593	$625,582

EXPENSES
Parent Company Service Fee	120,000	360,000
Expenses paid on behalf of Sit Rising Rate ETF and Breakwave Dry Bulk Shipping ETF	70,977	—
Sit Rising Rate ETF Operating Loss	298,003	127,142
Professional Fees	2,500	56,500
Other Expenses	2,294	1,756

Total Expenses	493,774	545,398

NET INCOME	$82,819	$80,184

COMPREHENSIVE INCOME
Net Income	82,819	80,184
Other Comprehensive Gain (Loss)
Unrealized Loss on Investment in Breakwave Dry Bulk Shipping ETF	(44)	(265)
Unrealized Gain (Loss) on Investment in Sit Rising Rate ETF	(117)	13

Other Comprehensive income	$82,658	$79,932

The accompanying notes are an integral part of these financial  statements.

ETF MANAGERS CAPITAL, LLC

STATEMENT OF CHANGES IN MEMBER’S CAPITAL

		Accumulated Other	Total
	Member’s	Comprehensive	Member’s
	Capital	Income (Loss)	Capital
BALANCE JANUARY 1, 2018	$135,705	$(12)	$135,693

Net Income	80,184		80,184
Other Comprehensive Income:
Unrealized Holding Loss Arising During the Period		(252)	(252)

MEMBER’S CAPITAL, DECEMBER 31, 2018	$215,889	$(264)	$215,625

Net Income (loss)	82,819		82,819
Other Comprehensive Income:
Unrealized Holding Loss Arising During the Period		(161)	(161)

MEMBER’S CAPITAL, DECEMBER 31, 2019	$298,708	$(425)	$298,283

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$82,819	$80,184
Adjustments to reconcile net income to net cash provided by (used in) Operating Activities:
Due from Exchange Traded Managers Group LLC	(141,524)	(290,497)
Due from Sit Rising Rate ETF	(33,680)	(20,671)
Due from Breakwave Advisors LLC	(18,169)	—
Due from Breakwave Dry Bulk Shipping ETF	(56,517)	(8,791)
Service Fee payable to Exchange Traded Managers Group LLC	120,000	195,000
Due to ETFMG Financial LLC	262	1,288
Accounts Payable on behalf of Sit Rising Rate ETF and Breakwave Dry Bulk Shipping ETF	(924)	62,741
Deposit - Sit Investment Associates II	—	(25,632)
Deposit - Breakwave Advisors LLC	(5,680)	5,680
Accrued Expenses	18,825	3,000
Net cash provided by (used in) operating activities	(34,588)	2,302

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in Breakwave Dry Bulk Shipping ETF	117	(735)
Investment in Sit Rising Rate ETF	44	(13)
Net cash provided by (used in) investing activities	161	(748)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash from financing activities	—	—

NET CHANGE IN CASH AND CASH EQUIVALENTS	(34,427)	1,554
Effect of unrealized gain (loss) on Investment in Breakwave Dry Bulk Shipping ETF	(117)	(265)
Effect of unrealized gain (loss) on Investment in Sit Rising Rate ETF	(44)	13
CASH BEGINNING	38,905	37,603

CASH ENDING DECEMBER 31	$4,317	$38,905

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2019 and 2018

(See Independent Auditors’ Report)

Note 1 - Organization and nature of business

ETF Managers Capital, LLC (the “Company”), a Delaware limited liability company, was formed June 14, 2014 and is a wholly-owned subsidiary of Exchange Traded Managers Group LLC (“ETFMG”). The Company is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”). The Company serves as the Sponsor and Managing Owner of ETF Managers Group Commodity Trust I (the “Trust”), a Delaware series trust, of which Sit Rising Rate ETF (“RISE”) and Breakwave Dry Bulk Shipping ETF (the “Funds”) are currently the two series of the Trust. Breakwave Dry Bulk Shipping ETF (“BDRY”) commenced operations with the listing and commencement of trading of BDRY shares on the NYSE Arca on March 22, 2018.

Sit Fixed Income Advisors II, LLC (“SIT”) is registered as a “commodity trading advisor” (“CTA”), and acts as such for RISE.

Breakwave Advisors, LLC (“Breakwave”) is registered as a “commodity trading advisor” (“CTA”), and acts as such for BDRY.

The operations of the Company began with the listing and commencement of trading of the Fund’s shares on the NYSE Arca on February 19, 2015.

Legal matters

Samuel Masucci III, a principal of the Company, and Bernard Karol, a principal of the Company’s parent, were defendants, along with certain affiliates of the Company, in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17 (the “PureShares Action”). The PureShares Action alleged claims based on disputes arising out of contractual relationships with ETF Managers Group LLC, (“ETFMG”), an affiliate of the Company. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories.

Samuel Masucci II, a principal of the Company, was a defendant, along with certain affiliates of the Company, in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252 (the “Nasdaq Action”). This action arose out of the same facts and circumstances as the PureShares Action and asserts claims for breach of contract, conversion and certain other claims with respect to the same exchange traded funds as in the PureShares Action. Mr. Masucci was dismissed as a defendant pursuant to a motion to dismiss in August 2018. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiff’s requests for punitive damages and equitable relief.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 and 2018

(See Independent Auditors’ Report)

Note 1 – Organization and nature of business (continued)

Legal matters (continued)

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and ETFMG announced a global settlement that resolves all claims in both the PureShares Action and the Nasdaq Action. The settlement is subject to future negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and ETFMG have agreed to certain cash payments from ETFMG to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain ETFMG intellectual property and related assets, to a Nasdaq affiliate. The transaction is expected to close in the last half of 2020. The Sponsor does not believe that this settlement will have a material adverse effect on the Company’s financial statements. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Company’s future operations.

Note 2 – Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

(b)	Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses and disclosure of contingent assets and liabilities during the reporting periods of the financial statements. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

d)	Income Taxes

ETF Managers Capital, LLC is not a tax paying entity for federal income tax purposes, and thus no income tax expense has been recorded in the financial statements. The Company is a single member limited liability company.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 and 2018

(See Independent Auditors’ Report)

Note 3 – Related Party Transactions

The Company has agreed to waive receipt of the Sponsor Fee for RISE and/or assume RISE’s expenses (excluding brokerage fees, interest expense, and extraordinary expenses) so that RISE’s total annual expenses do not exceed 1.00% of average net assets per annum through January 31, 2021.

Further, RISE pays a sub-advisory fee (“CTA fee”), calculated daily and paid monthly in arrears, at the rate of 0.20% per annum of average daily net assets.

In addition to the expense limitation agreement, RISE pays a Sponsor Fee, calculated daily and paid monthly, at the annual rate of the greater of 0.15% of its average daily net assets, or $75,000. RISE also pays fees for Principal Financial Officer and Chief Compliance Officer services provided to RISE by the Sponsor at the rate of $25,000 per annum. RISE also pays $25,000 per annum for regulatory reporting services provided by the Sponsor.

BDRY pays the Company an annual Sponsor Fee, monthly in arrears, in an amount calculated as the greater of 0.15% of its average daily net assets, or $125,000. BDRY also pays an annual fee to Breakwave, monthly in arrears, in an amount equal to 1.45% of BDRY’s average daily net assets. Breakwave has agreed to waive its CTA fee to the extent necessary, and the Company has voluntarily agreed to correspondingly assume the remaining expenses of BDRY such that Fund expenses do not exceed an annual rate of 3.50%, excluding brokerage commissions and interest expense, of the value of BDRY’s average daily net assets (the “BDRY Expense Cap,” and together with the RISE Expense Cap, the “Expense Caps”). The assumption of expenses by the Sponsor and waiver of BDRY’s CTA fee are contractual on the part of the Sponsor and Breakwave, respectively, through February 28, 2021.

In addition to the Sponsor fee, the Company receives additional fees from the Fund for providing necessary services for its operations. For the years ended December 31, 2019 and December 31, 2018, the Company received the following fees:

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 and 2018

(See Independent Auditors’ Report)

Note 3 – Related Party Transactions (continued)

	2019	2018

Sponsor Fees	$200,214	$182,069
Legal Fees	70,000	42,322
Tax return and Form K-1 preparation	49,692	177,762
Regulatory Reporting Fees	49,931	44,452
Chief Compliance Officer Fees	49,931	44,452
Principal Financial Officer Fees	49,931	44,452
Insurance Fees	30,000	15,000
Wholesale Support and Distribution Fees	76,894	75,073

Total Fee Income	$576,593	$625,582

Breakwave had agreed to deposit with the Company such amounts as are necessary to enable the Company to assume the expenses of the Fund pursuant to the Expense Cap. At December 31, 2019 and 2018, the Company held $-0- and $5,680, respectively, in an expense reimbursement account representing the balance of such deposit account for the payment of assumed expenses of the Fund. In addition, the Company waived reimbursement of assumed expenses by Breakwave in the amount of $69,192 and $-0- for the years ended December 31, 2019 and 2018, respectively.

The waiver of RISE’s Sponsor Fee, pursuant to the undertaking, amounted to $ -0- and $24,657 for the years ended December 31, 2019 and 2018, respectively.

The waiver of BDRY’s CTA fees, pursuant to the undertaking, amounted to $38,174 and $38,066, for the year ended December 31, 2019 and the period from March 22, 2018 to December 31, 2018, respectively.

The Funds currently accrue their daily expenses up to the applicable Expense Cap. At the end of each month, the accrued amount is remitted to the Company as the Company has assumed, and is responsible for the payment of, the routine operational, administrative and other ordinary expenses of the Funds in excess of the Fund’s respective Expense Cap, which in the case of RISE, aggregated $333,758 and $124,925 for the years ended December 31, 2019 and 2018, respectively, and in the case of BDRY, aggregated $438,364 and $422,059 for the year ended December 31, 2019 and the period from March 22, 2018 to December 31, 2018, respectively.

The routine operational, administrative and other ordinary expenses of RISE aggregated $529,332 and $734,047 for the year ended December 31, 2019 and 2018, respectively, of which $234,684 and $407,807, respectively, were for services provided by the Company and its affiliate.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 and 2018

(See Independent Auditors’ Report)

Note 3 – Related Party Transactions (continued)

The routine operational, administrative and other ordinary expenses of BDRY aggregated $603,699 and $583,241 for the year ended December 31, 2019 and for the period from March 22, 2018, respectively, of which $293,908 and $355,295, respectively, were for services provided by the Company and its affiliate.

The Funds pay ETFMG Financial LLC. (“Distributor”), an affiliate of the Company, an annual fee for statutory and wholesaling distribution services and related administrative services equal to the greater of $15,000 or 0.02% of the Fund’s average daily net assets, payable monthly. Pursuant to the respective Marketing Agent Agreement between the Company, each Fund and the Distributor, the Distributor assists the Company and the applicable Fund with certain functions and duties relating to distribution and marketing services to the applicable Fund, including reviewing and approving marketing materials and certain regulatory compliance matters. The Distributor also assists with the processing of creation and redemption orders. For the years ended December 31, 2019 and 2018, the Company paid the Distributor, on behalf of the Funds, $32,623 and $61,660, respectively, in distribution and related administrative services.

RISE also pays the Company an annual fee for wholesale support services equal to 0.1% of the Fund’s average daily net assets, payable monthly. BDRY pays the Sponsor an annual fee for wholesale support services of $25,000 plus 0.12% of BDRY’s average daily net assets, payable monthly.

RISE paid the Company $17,629 and $51,359 in wholesale support fees for the years ended December 31, 2019 and 2018, respectively. BDRY paid $28,125 and $23,714 in wholesale support fees for the year ended December 31, 2019 and for the period from March 22, 2018 to December 31, 2018, respectively

The Company paid ETFMG a parent company service fee at the rate of $10,000 per month effective January 1, 2019 per month ($30,000 per month for the year ended December 31, 2018) for providing it with the office space and personnel necessary to fulfill its responsibilities as Sponsor of the Fund. For the years ended December 31, 2019 and 2018, the parent service fee aggregated $120,000 and $360,000, respectively.

The Company owns 40 Shares of each Fund.

These Shares were issued to the Company in exchange for its initial capital contribution to the Fund and represent units of beneficial interest in and ownership of the Fund.

Expenses incurred in connection with organizing each Fund and the offering of the Shares upon the commencement of its operations were paid by ETFMG, the parent and sole owner of the Company.

Expenses incurred in connection with the continuous offering of Shares of the Fund are the responsibility of the Fund.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019 and 2018

(See Independent Auditors’ Report)

Note 4 – SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. See Note 1 – Legal matters.